Scudder Fund, Inc.

                           Scudder Money Market Series
                      Scudder Tax Free Money Market Series
                     Scudder Government Money Market Series

    Supplement to the Statement of Additional Information dated July 7, 1997

The following information is to replace the first paragraph of the section entitled "Exchanges" on page 9:

     The following information regarding exchanges applies only to Premium Shares and each Fund's class of Managed Shares. Except as indicated below the exchange privileges listed do not apply to the Institutional shares.


The following information is to be added to the last paragraph of the section entitled "Exchanges" on page 9:

Under certain circumstances, Scudder fund shares held pursuant to employee benefit plans (or related investment vehicles that are available under such plans) may arrange for exchange privileges with the Institutional Shares. Please call 1-800-854-8525 for additional information regarding such arrangements.

September 23, 1997